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                                                                    EXHIBIT 23.1





                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 13, 1998, in the Registration Statement (Form S-1) and related Prospectus of ISS Group, Inc. dated January 20, 1998.


                                                         /S/ Ernst & Young LLP


Atlanta, Georgia
January 16, 1998